UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020 (October 5, 2020)

NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-22752	46-1231122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NID	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Amended and Restated By-Laws. On October 5, 2020, the Board of Trustees of Nuveen Intermediate Duration Municipal Term Fund, a registered closed-end management investment company (the “Fund”), amended and restated in its entirety the Amended and Restated By-Laws of the Fund (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

On October 5, 2020, the Fund issued a press release in connection with the adoption of the Amended and Restated By-Laws.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

3.1	Amended and Restated By-Laws

99.1	Press Release, dated October 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND

By:	/s/ Gifford R. Zimmerman
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

DATE: October 5, 2020

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